Q4 2022 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com May 23, 2022 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly traded on Nasdaq: Common Stock (“CSWC”) • Internally managed BDC with RIC tax treatment for U.S. federal income tax purposes • September 2015: completed tax free spin off of CSW Industrials ("Spin Off") (NASDAQ; "CSWI") • April 2021: received SBIC license from the U.S. Small Business Administration • 24 employees based in Dallas, Texas • Total Balance Sheet Assets of $974 MM as of March 31, 2022 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital Corporation (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 Fiscal Year 2022 Highlights Financial Highlights (1) Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets • 18% FY 2022 Total Return to Shareholders ◦ $2.52 in total dividends per share paid during the year • NAV per share increased to $16.86 from $16.01 in prior year, an increase of 5% • Investments at Fair Value of $937 MM compared to $688 MM in prior year, an increase of 36% • Pre-Tax Net Investment Income increased to $1.90 per share from $1.79 per share in prior year, an increase of 6% • Paid Regular Dividends of $1.82 compared to $1.65 in prior year, an increase of 10% • Strengthened Balance Sheet through capital raising activities ◦ Raised $150.0 MM in gross proceeds of 3.375% Unsecured Notes ◦ Raised $99.6 MM in gross proceeds through Equity ATM Program at an average of 158% of the prevailing NAV per share • Began operations within our wholly-owned SBIC subsidiary (Capital Southwest SBIC I) ◦ Contributed $40 MM in equity capital and received leverage approval of $80 MM from the SBA • Operating Leverage(1) decreased to 2.2% as of 3/31/22 from 2.4% as of 3/31/21

Page 7 • Q4 2022 Pre-Tax Net Investment Income (“NII”) of $12.0 MM or $0.50 Per Share • Paid $0.48 per share Regular Dividend for the quarter ended March 31, 2022 ◦ Announced Regular Dividend of $0.48 per share and declared $0.15 per share Special Dividend for the quarter ending June 30, 2022 • Investment Portfolio at Fair Value increased to $936.6 MM from $876.8 MM in Prior Quarter ◦ $102.8 MM in total new committed investments ◦ $49.2 MM in total proceeds from four debt prepayments ◦ $7.7 MM in net realized and unrealized gains on the portfolio • Raised $25.2 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at average price of $24.27, or 150% of the prevailing NAV per share • $126.3 MM Available on Credit Facility, $40.0 MM available on SBA leverage commitment to SBIC I, and $11.4 MM in cash and cash equivalents as of quarter end Q4 2022 Highlights Financial Highlights

Page 8 • In the Last Twelve Months Ending 3/31/22, CSWC generated $1.90 per share in Pre-Tax NII and paid out $1.82 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 Spin-Off • Total Special and Supplemental Dividends of $3.41 per share since the 2015 Spin-Off • Undistributed Taxable Income ("UTI") of $0.47 per share as of March 31, 2022 D iv id en d Pe r Sh ar e $0.45 $0.21 $0.24 $0.26 $0.28 $0.89 $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.48 $0.63 $0.19 $0.21 $0.24 $0.26 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.48 $0.48 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.26 $0.50 $0.75 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 $0 $0.25 $0.5 $0.75 $1 $1.25 $1.5 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End 10.6% 5.2% 5.6% 6.3% 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 14.5% 11.5%15.1% 9.4% 9.1% 8.6% 15.3% 8.1%

Page 9 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/15 3/31/16 3/31/17 3/31/18 3/31/19 3/31/20 3/31/21 3/31/22 $0 $5 $10 $15 $20 $25 $30 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $10.59 at 3/31/22 from 9/30/15 Spin-off of CSWI

Page 10 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $35 MM with hold sizes generally $5 MM to $35 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, and second lien ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $20 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Page 11 $ (M ill io ns ) $239 $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 $671 $689 $745 $794 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 Credit Portfolio Heavily Weighted Towards First Lien Investments Credit Portfolio Heavily Weighted to First Lien 93% of Credit Portfolio as of 3/31/22 in first lien senior secured loans Sub-DebtSecond LienFirst Lien 6%8% 85%82% 9%10% 7% 86% 7% 4% 86% 10% 4% 86% 10% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 93% 7%

Q4 2022 Originations

$102.8 MM in total new committed investments to three new portfolio companies and ten existing portfolio companies

- $70.0 MM funded at close

Name	Industry	Type	Total Debt Funded at Close ($000s)	Total Equity Funded at Close ($000s)	Unfunded Commitments at Close ($000s) [1]	Debt Spread	Debt Yield to Maturity
Portfolio Originations	**Q4 2022**						
American Nuts Operations LLC	Food, agriculture and beverage	First Lien	$24,900	$0	$0	7.75%	9.25%
Zips Car Wash, LLC [2]	Consumer services	First Lien	$0	$0	$20,000	7.25%	8.75%
ATS Operating, LLC (dba America's Thrift Store)	Consumer products & retail	First Lien / Equity	$18,500	$1,000	$2,500	6.50%	8.00%
GS Operating, LLC (dba Gexpro)	Distribution	First Lien	$9,427	$0	$6,573	6.00%	7.25%
Cadmium, LLC	Software & IT services	First Lien	$7,385	$0	$615	7.00%	8.88%
Flip Electronics, LLC	Technology products & components	First Lien	$2,255	$0	$2,818	7.50%	9.00%
Air Conditioning Specialist, Inc.	Consumer services	First Lien / Equity	$3,800	$124	$0	7.25%	8.75%
National Credit Care, LLC	Consumer services	Equity	$0	$2,000	$0	N/A	N/A
Delphi Behavioral Health Group, LLC	Healthcare services	First Lien	$439	$0	$0	11.50%	13.00%
RTIC Subsidiary Holdings, LLC	Consumer products & retail	First Lien	$0	$0	$274	7.75%	9.50%
Trafera, LLC	Technology products & components	Unsecured Convertible Note	$82	$0	$0	10.00%	10.00%
GrammaTech, Inc.	Software & IT services	Equity	$0	$56	$0	N/A	N/A
ASC Ortho Management Company, LLC	Healthcare services	Equity	$0	$51	$0	N/A	N/A
Total / Weighted Average			**$66,788**	**$3,231**	**$32,780**	**7.06%**	**8.57%**

(1) Unfunded Commitments consist of $27.9 MM in delayed draw term loans and $4.9 MM in revolvers
(2) CSWC has funded $16.2 MM as of 3/31/22

CSWC capital southwest

Page 12

Page 13 Track Record of CSWC Exits Continues Portfolio Prepayments Q4 2022 Name Industry Type Net Proceeds ($000) Realized Gain/Loss ($000s) IRR American Nuts Operations LLC Food, agriculture and beverage First Lien $18,648 $131 12.6% Alliance Sports Group, L.P. Consumer products & retail Subordinated Debt $11,521 $45 13.1% Allover Media, LLC Media, marketing & entertainment First Lien $11,267 $225 14.7% GS Operating, LLC (dba Gexpro) Distribution First Lien $7,742 $111 10.4% Total / Weighted Average $49,178 $512 12.9% • During the quarter, CSWC received four debt prepayments generating total proceeds of $49.2 MM and weighted average IRR of 12.9% • Cumulative IRR of 14.4% on 60 portfolio company exits generating $694.4 MM in proceeds since spin-off in September 2015 $49.2 MM in total proceeds from four debt prepayments

CSWC Portfolio Asset Mix by Market

Maintaining appropriate portfolio leverage while receiving attractive risk adjusted returns

Investment Portfolio - Statistics Q4 2022		
(in $000's)	12/31/2021	3/31/2022
	Total CSWC Portfolio	Total CSWC Portfolio
Number of Portfolio Companies	70	72
Total Cost	$810,800	$862,303
Total Fair Value	$819,176	$879,011
Average Hold Size Debt Investments (at Fair Value)	$11,820	$12,213
Average Hold Size Equity Investments (at Fair Value)	$1,910	$2,078
% First Lien Investments (at Fair Value)	82.9%	84.2%
% Second Lien Investments (at Fair Value)	6.5%	6.0%
% Subordinated Debt Investments (at Fair Value)	1.5%	0.1%
% Equity (at Fair Value) (1)	9.1%	9.7%
Wtd. Avg. Yield (2)	9.5%	9.3%
Wtd. Avg. EBITDA of Issuer ($MM's) (3)	$19.6	$20.9
Wtd. Avg. Leverage through CSWC Security (4)	3.9x	4.0x

Note: All metrics above exclude I-45 SLF

(1) At March 31, 2022 and December 31,2021, we had equity ownership in approximately 57% and 56%, respectively, of our investments

(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of March 31, 2022, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of March 31, 2022, there were three investments on non-accrual status. As of December 31, 2021, there were three investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load pad by an investor.

(3) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarter ended March 31, 2022, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended December 31, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

(4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the quarter ended March 31, 2022, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended December 31, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

CSWC capital southwest

Page 14

Page 15 Investment Rating 12/31/2021 Investment Rating Upgrades Investment Rating Downgrades 3/31/2022 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 8 $129.5 17.4% — $— —% — $— —% 7 $124.2 15.6% 2 60 $580.6 78.0% — $— —% — $— —% 64 $632.7 79.7% 3 5 $34.4 4.6% — $— —% 1 $2.2 0.3% 6 $36.6 4.6% 4 1 $0.2 —% — $— —% — $— —% 1 $0.3 —% Wtd. Avg. Investment Rating 1.9 1.9 Quarter-over-Quarter Investment Rating Migration Over 95% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate strong performance

Page 16 CSWC Portfolio Mix as of March 31, 2022 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current investment portfolio of $936.6 MM continues to be diverse across industries First Lien 79% I-45 SLF (a) 6% Second Lien 6% Equity (b) 9% Business Services 13% Consumer Products & Retail 10% Healthcare Services 9% Consumer Services 8% I-45 SLF LLC 6% Distribution 6% Food, Agriculture & Beverage 5% Media, Marketing & Entertainment 5% Financial Services 4% Technology Products & Components 4% Transportation & Logistics 4% (a) I-45 SLF consists of 97% first lien senior secured debt (b) Equity represents equity co-investments across 41 portfolio companies

Page 17 I-45 SLF Portfolio Overview Current I-45 SLF Portfolio (By Industry) I-45 SLF loan portfolio of $176.7 MM is 97% first lien with average hold size of 2.4% of the I-45 portfolio Telecommunications Retail Capital Equipment Services: Consumer Current I-45 SLF Portfolio (By Type) I-45 SLF Portfolio Statistics (In Thousands) 6/30/21 9/30/21 12/31/21 3/31/22 Total Debt Investments at Fair Value $169,610 $169,042 $180,052 $176,704 Fund Leverage (Debt to Equity) at FV 1.40x 1.30x 1.52x 1.59x Number of Issuers 38 38 42 42 Wtd. Avg. Issuer EBITDA (1) $77,851 $75,025 $72,800 $71,857 Avg. Investment Size as a % of Portfolio 2.6% 2.6% 2.4% 2.4% Wtd. Avg. Net Leverage on Investments (1) (2) 4.8x 4.7x 5.0x 4.2x Wtd. Avg. Spread to LIBOR 6.0% 5.9% 6.2% 6.2% Wtd. Avg. Duration (Yrs) 3.0 3.7 3.7 3.6 97% 3% First Lien Second Lien 15% 10% 10% 9% 8% Healthcare Products Consumer Services Business Services High Tech Industries Telecommunications (1) For the quarter ended March 31, 2022, one portfolio company is excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (2) Through I-45 SLF security

Page 18 Income Statement (In Thousands, except per share amounts) Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Quarter Ended 3/31/22 Investment Income Interest Income $14,626 $16,100 $16,921 $17,611 PIK Interest Income 975 879 814 543 Dividend Income 2,657 2,070 1,714 1,961 Fees and Other Income 321 1,247 2,862 915 Total Investment Income $18,579 $20,296 $22,311 $21,030 Expenses Cash Compensation $1,432 $2,298 $3,353 $1,755 Share Based Compensation 1,076 923 849 737 General & Administrative 1,677 1,630 1,617 1,643 Total Expenses (excluding Interest Expense) $4,185 $4,851 $5,819 $4,135 Interest Expense $4,955 $5,405 $4,655 $4,909 Pre-Tax Net Investment Income $9,439 $10,040 $11,837 $11,986 Gains / Losses and Taxes Net Realized and Unrealized Gains on Investments $6,099 $2,805 $661 $7,736 Realized Losses on Extinguishment of Debt — (17,087) — — Realized Loss on Disposal of Fixed Assets — — — (86) Income Tax (Expense) / Benefit (396) (314) 62 33 Net Increase (Decrease) in Net Assets resulting from Operations $15,142 $(4,556) $12,560 $19,669 Weighted Average Diluted Shares Outstanding 21,202 22,534 23,433 24,202 Pre-Tax Net Investment Income Per Dil. Wtd. Average Share $0.45 $0.45 $0.51 $0.50 Net Increase (Decrease) in Net Assets Per Dil. Wtd. Average Share $0.71 $(0.20) $0.54 $0.82

Page 19 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending To ta l A ss et s ($ M M ) O perating E xpenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% FY 16 FY 17 FY 18 FY19 FY20 FY21 FY22 $0 $200 $400 $600 $800 $1,000 2% 3% 4% 5% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 20 $16.19 $0.50 $(0.48) $0.06 $0.25 $0.32 $0.02 $16.86 12/31/21 NAV/Share Pre-Tax Net In vestm ent In come Regular Dividend Net Change in Valuation of Debt Portfo lio Net Change in Valuation of Equity Portfo lio Accretion fro m Equity Iss uance Other Corporate 3/31/22 NAV/Share $15 $16 $17 NAV per Share Bridge for Quarter Ended 3/31/22 Investment Portfolio $0.31 per Share Earnings / Dividends $0.02 per Share Corporate $0.34 per Share

Page 21 Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in January 2026 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A I-45 Credit Facility (2) $150.0 MM L + 2.15% March 2026 $114.5 MM $35.5 MM Credit Facility (3) $335.0 MM L + 2.15% August 2026 $205.0 MM $126.3 MM (4) October 2026 Notes (5) $150.0 MM 3.375% October 2026 $150.0 MM N/A SBA Debentures $80.0 MM 2.60% (6) September 2031 (7) $40.0 MM $40.0 MM (8) P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $609.5 $15.0 $25.0140.0 114.5 205.0 150.0 January 2026 Notes I-45 Credit Facility Credit Facility October 2026 Notes SBIC I Debentures CY2021- CY2025 CY 2026 CY 2027 CY 2028 CY 2029 CY 2030 CY 2031 CY 2032 $0 $100 $200 $300 $400 $500 $600 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner (3) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM (4) Net of $3.7 MM in letters of credit outstanding (5) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (6) Weighted average interest rate of all pooled and non-pooled SBA Debentures as of March 31, 2022 (7) First pooled SBA Debentures mature on September 1, 2031 (8) Current statutes and regulations permit SBIC I to borrow up to $175 million in SBA Debentures with at least $87.5 million in regulatory capital, subject to SBA approval

Page 22 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Quarter Ended 3/31/22 Assets Portfolio Investments $798,647 $818,218 $876,765 $936,614 Cash & Cash Equivalents 16,543 26,840 18,668 11,431 Other Assets 20,858 21,764 17,122 25,912 Total Assets $836,048 $866,822 $912,555 $973,957 Liabilities SBA Debentures $— $16,709 $27,965 $38,352 October 2024 Notes 123,041 — — — January 2026 Notes 138,504 138,545 138,630 138,714 October 2026 Notes — 97,264 146,357 146,522 Credit Facility 190,000 215,000 190,000 205,000 Other Liabilities 16,408 17,359 22,266 24,502 Total Liabilities $467,953 $484,877 $525,218 $553,090 Shareholders Equity Net Asset Value $368,095 $381,945 $387,337 $420,867 NAV per Share $16.58 $16.36 $16.19 $16.86 Regulatory Debt to Equity 1.23x 1.18x 1.23x 1.16x

Portfolio Statistics

Continuing to build a well performing credit portfolio

(In Thousands)	Quarter Ended 6/30/21	Quarter Ended 9/30/21	Quarter Ended 12/31/21	Quarter Ended 3/31/22
Portfolio Statistics				
Fair Value of Debt Investments	$671,257	$689,421	$744,681	$793,834
Average Debt Investment Hold Size	$11,377	$11,490	$11,820	$12,213
Fair Value of Debt Investments as a % of Par	97%	97%	97%	97%
% of Investment Portfolio on Non-Accrual (at Fair Value)	1.8%	3.0%	1.6%	1.5%
Weighted Average Investment Rating (1)	1.96	1.96	1.90	1.92
Weighted Average Yield on Debt Investments	10.04%	9.66%	9.48%	9.30%
Total Fair Value of Portfolio Investments	$798,647	$818,218	$876,765	$936,614
Weighted Average Yield on all Portfolio Investments	10.12%	9.60%	9.35%	9.01%
Investment (Mix Debt vs. Equity) (2)(3)	91% / 9%	91% / 9%	91% / 9%	90% / 10%

(1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost
(2) Excludes CSWC equity investment in I-45 SLF
(3) At Fair Value

CSWC capital southwest

Page 23

Page 24 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Quarter Ended 3/31/22 Investment Income Breakdown Cash Interest $13,939 $15,370 $16,164 $16,785 Cash Dividends 2,657 2,069 1,714 1,962 PIK Income 975 879 814 543 Amortization of purchase discounts and fees 688 731 758 828 Management/Admin Fees 227 327 340 259 Prepayment Fees & Other Income 93 920 2,520 653 Total Investment Income $18,579 $20,296 $22,310 $21,030 Key Metrics Cash Income as a % of Investment Income 91% 92% 93% 93% % of Total Investment Income that is Recurring 96% 95% 89% 96%

Page 25 Key Financial Metrics Strong Pre-Tax Net Investment Income and Return on Equity driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Realized Earnings and Earnings include ($17.1) MM or ($0.76) per weighted average diluted share for realized losses on extinguishment of debt in the 9/30/21 quarter Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Quarter Ended 3/31/22 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.45 $0.45 $0.51 $0.50 Pre-Tax Net Investment Income Return on Equity (ROE) (1) 11.12% 10.75% 12.35% 12.24% Realized Earnings Per Wtd Avg Diluted Share $0.38 ($0.17) $0.62 $0.52 Realized Earnings Return on Equity (ROE) (1)(2) 9.53% (4.14)% 15.25% 12.86% Earnings Per Wtd Avg Diluted Share $0.71 ($0.20) $0.54 $0.81 Earnings Return on Equity (ROE) (1)(2) 17.84% (4.88)% 13.11% 20.08% Regular Dividends per Share $0.43 $0.44 $0.47 $0.48 Supplemental Dividends per Share $0.10 $0.10 $0.50 $— Total Dividends per Share $0.53 $0.54 $0.97 $0.48

Page 26 CSWC Portfolio Well Positioned for Rising Interest Rate Environment Fixed vs. Floating Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of March 31, 2022, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 0.96% at March 31, 2022. The results of this analysis include I-45 SLF, which is comprised of 98% floating rate assets and liabilities (1) Portfolio Exposure includes I-45 SLF assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (25 bps) $561,919 $0.02 25 bps $1,055,146 $0.04 50 bps $2,417,430 $0.10 75 bps $3,782,906 $0.15 100 bps $5,165,095 $0.21 125 bps $6,658,005 $0.27 150 bps $8,170,474 $0.33 2% 98% Fixed Floating

Corporate Information

Board of Directors
Interested Directors
Bowen S. Diehl
Independent Directors
David R. Brooks
Christine S. Battist
T. Duane Morgan
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Corporate Offices & Website
8333 Douglas Avenue
11th Floor
Dallas, TX 75225
www.capitalsouthwest.com

Senior Management
Bowen S. Diehl
President & Chief Executive Officer
Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer
Joshua S. Weinstein
Senior Managing Director

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Transfer Agent
American Stock Transfer & Trust Company, LLC
800-937-5449
www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann & Co., Inc.	Mickey M. Schleien, CFA	Direct: 305-572-4131
JMP Securities, LLC	Devin Ryan	Direct: 415-835-8900
Hovde Group	Bryce Rowe	Direct: 804-318-0969
Jefferies, LLC	Kyle Joseph	Direct: 510-418-0754
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136

CSWC capital southwest

Page 27